=============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ---------------------------

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                          ---------------------------

        Date of Report (Date of earliest event reported): May 31, 1999

                               WITCO CORPORATION
            (Exact name of registrant as specified in its charter)

                          ---------------------------


          Delaware                      001-4654                13-187000
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)

                          ---------------------------


                               One American Lane
                            Greenwich, Connecticut
                                  06831-2559
              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (203) 552-2000

                                      N/A

         (Former name or former address, if changed since last report)

=============================================================================

This Form 8-K/A amends the Form 8-K filing made on June 4, 1999.

ITEM 5.       OTHER EVENTS

     As previously disclosed, Witco Corporation, a Delaware corporation ("Witco"), Crompton & Knowles Corporation, a Massachusetts corporation ("Crompton") and Park Merger Co., a Delaware corporation and wholly owned subsidiary of Crompton ("Newco"), have entered into an Agreement and Plan of Reorganization, dated as of May 31, 1999 (the "Merger Agreement"). In connection with the Merger Agreement, Witco and Crompton have also entered into cross stock option agreements, each dated May 31, 1999. Pursuant to the Witco stock option agreement, Witco granted to Crompton an irrevocable option to purchase, under certain circumstances, up to 11,471,159 shares of Witco Common Stock at a price, subject to certain adjustments, of $17.50 per share. Pursuant to the Crompton stock option agreement, Crompton granted to Witco an irrevocable option to purchase, under certain circumstances, up to 13,025,917 shares of Crompton Common Stock at a price, subject to certain adjustments, of $18.375 per share.

     A copy of the Merger Agreement is attached as Exhibit 99.3 hereto, and is hereby incorporated herein by reference.

     A copy of the Crompton stock option agreement and the Witco stock option agreement are attached as Exhibit 99.4 and Exhibit 99.5 hereto, respectively, and are hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

          -   Not Applicable

(b)  Pro forma financial information.

          -   Not Applicable

(c)  Exhibits.

     99.3 Agreement and Plan of Reorganization dated as of May 31, 1999, by and among Crompton & Knowles Corporation, Park Merger Co. and Witco Corporation.

     99.4 Stock Option Agreement dated May 31, 1999, between Crompton & Knowles Corporation, as issuer, and Witco Corporation, as grantee.

     99.5 Stock Option Agreement dated May 31, 1999, between Witco Corporation, as issuer, and Crompton & Knowles Corporation, as grantee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WITCO CORPORATION
                                        (Registrant)


Date: June 8, 1999                      By: /s/ Camillo DiFrancesco
                                            ---------------------------------
                                            Name:  Camillo DiFrancesco
                                            Title: Senior Vice President &
                                                   Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.                                 Description of the Exhibit

99.3 Agreement and Plan of Reorganization dated as of May 31, 1999, by and among Crompton & Knowles Corporation, Park Merger Co. and Witco Corporation.

99.4 Stock Option Agreement dated May 31, 1999, between Crompton & Knowles Corporation, as issuer, and Witco Corporation, as grantee.

99.5 Stock Option Agreement dated May 31, 1999, between Witco Corporation, as issuer, and Crompton & Knowles Corporation, as grantee.